                                                               Sub-Item 77Q1(a)

                                AMENDMENT NO. 1
                       TO THE THIRD AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST
                                      OF
                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

     This Amendment No. 1 (the "Amendment") to the Third Amended and Restated Agreement and Declaration of Trust of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust") amends, effective November 30, 2016, the Third Amended and Restated Agreement and Declaration of Trust of the Trust dated as of October 26, 2016, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     WHEREAS, the Trust desires to amend the Agreement to add Class T Shares and Class F Shares;

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of November 30, 2016.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
---------                                          -------------------------
Invesco High Yield Municipal Fund                   Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class F Shares
                                                    Class R5 Shares
                                                    Class T Shares
                                                    Class Y Shares

Invesco Intermediate Term Municipal Income Fund     Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class F Shares
                                                    Class T Shares
                                                    Class Y Shares

Invesco Limited Term Municipal Income Fund          Class A Shares
                                                    Class A2 Shares
                                                    Class C Shares
                                                    Class F Shares
                                                    Class R5 Shares
                                                    Class T Shares
                                                    Class Y Shares

Invesco Municipal Income Fund                       Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class F Shares
                                                    Class T Shares
                                                    Class Y Shares
                                                    Investor Class Shares

Invesco New York Tax Free Income Fund               Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class F Shares
                                                    Class T Shares
                                                    Class Y Shares

Invesco Tax-Exempt Cash Fund                        Class A Shares
                                                    Class Y Shares
                                                    Class F Shares
                                                    Class T Shares
                                                    Investor Class Shares"

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